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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2003

                         American Media Operations, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   001-11112                   59-2094424
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(State or other jurisdiction of     (Commission                (IRS Employer
        incorporation)              File Number)             Identification No.)

1000 American Media Way
Boca Raton, Florida                                               33464
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (561) 997-7733

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Item 2. Acquisition or Disposition of Assets

      On January 23, 2003, American Media Operations, Inc. (the "Company") completed the acquisition of Weider Publications, LLC, a newly formed company to which the magazine business of Weider Publications, Inc. ("WPI") and Weider Interactive Networks, Inc. ("WIN") were contributed. Attached hereto as Exhibit
99.1 are combined consolidated financial statements of WPI and Subsidiaries and WIN as of December 31, 2002 and 2001 and for the years ended December 31, 2002 and 2001, the seven months ended December 31, 2000, and the year ended May 31, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            99.1 Combined Consolidated Financial Statements of Weider Publications, Inc. and Subsidiaries and Weider Interactive Networks, Inc.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN MEDIA OPERATIONS, INC.
                                                 (Registrant)

Date: June 6, 2003          By: /s/ John A. Miley
                                ------------------------------------------------
                                Name:  John A. Miley
                                Title: Executive Vice President, Chief Financial
                                         Officer
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Exhibit No.                              Title
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99.1          Combined Consolidated Financial Statements of Weider Publications,
              Inc. and Subsidiaries and Weider Interactive Networks, Inc.